     THIS AGREEMENT, dated as of December 8, 1995 by and among Nomura Asset Capital Corporation (the "Buyer"), having an address at Two World Financial Center, Building B, 21st floor, New York, New York 10281-1198, INDUSTRY MORTGAGE COMPANY, L.P. (the "Seller"), having an address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618, and THE FIRST NATIONAL BANK OF BOSTON (the "Custodian"), having an address at 100 Federal Street, Boston, Massachusetts 02106.

                               W I T N E S S E T H

     WHEREAS, the Buyer and the Seller may, from time to time, enter into transactions (each, a "Transaction") in which the Buyer shall purchase from the Seller certain Purchased Mortgage Loans, with a simultaneous agreement by the Seller to repurchase such Purchased Mortgage Loans as provided in that certain Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of December 8, 1995 between the Seller and the Buyer (the "Master Repurchase Agreement") and a Confirmation between the Seller and the Buyer (the "Confirmation"; as to each Transaction, the related Confirmation and the Master Repurchase Agreement are referred to collectively as the "Repurchase Agreement").

     WHEREAS, Buyer has requested Custodian to act as custodian on behalf of Buyer for purposes of holding the Purchased Mortgage Loans purchased pursuant to the Repurchase Agreement;

     WHEREAS, the Custodian is a national banking association, is otherwise authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for Buyer, all as more particularly set forth herein; and

     WHEREAS, the Seller shall from time to time deliver Purchased Mortgage Loans to the Custodian that are subject to a Transaction, and has agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1. Definitions.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Repurchase Agreement.

     Additional Collateral: Shall have the meaning set forth in Section 7 hereof.

     Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if effective under applicable law.

     Authorized Representative: Shall have the meaning set forth in Section 29 hereof.

     Bailee Letter: The letter delivered by Custodian to the Takeout Investor together with the related mortgage loan documents, a form of which is attached hereto as Exhibit 9.

     Business Day: Any day excluding Saturday, or Sunday and any day on which the New York Stock Exchange and the Federal Reserve are authorized or permitted to close for business.

     Buyer: Nomura Asset Capital Corporation, or its successor in interest or assigns.

     Collateral Receipt: A collateral receipt issued by the Custodian evidencing the Purchased Mortgage Loans it holds, in the form attached hereto as Exhibit 1, and delivered to Buyer by the Custodian in accordance with Section 4 hereof.

     Custodial Delivery: The form executed by the Seller in order to deliver the Mortgage Files to the Custodian pursuant to this Agreement prior to the related Purchase Date, a form of which is attached hereto as Exhibit 7.

     Custodian: Means the Custodian as set forth in the introductory paragraph to this Agreement, or any successor in interest or permitted assigns, or any successor to the Custodian under this Agreement as herein provided.

     Escrow Letter: The letter executed by a Settlement Agent and delivered to the Custodian pursuant to the purchase by Buyer of a Wet Ink Mortgage Loan.

     Initial Collateral Receipt: A form of collateral receipt, in the form of
Exhibit 1-A attached hereto, which shall be executed by Custodian and delivered to Buyer prior to the purchase by Buyer of a Wet Ink Mortgage Loan.

     Mortgage: A mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first or second lien on or first or second priority ownership interest in an estate in fee simple in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

     Mortgage File: Shall have the meaning set forth in Annex A attached hereto.

     Mortgage Loans: Non-securitized whole loans, namely: (i) residential mortgage loans, including but not limited to, conventional, FHA-insured, and VA guaranteed and other non-conventional mortgage loans; (ii) FHA-insured project mortgage loans; (iii) conventional multifamily or commercial mortgage loans;
(iv) no more than 1% mixed use mortgage loans and (v) such other types of non-securitized whole loans as may be agreed upon by the parties hereto in writing from time to time.

     Mortgage Loan Schedule: A schedule of Purchased Mortgage Loans, substantially in the form of Exhibit 6 attached hereto and acceptable to Buyer, attached to each Collateral Receipt and Custodial Delivery.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

     Notice of Default: Written notice delivered by Buyer to Custodian and Seller, or by Seller to Custodian and Buyer, identifying the defaulting party and the Event of Default.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as represented in the Master Repurchase Agreement with respect to certain Mortgage Loans.

     Purchase Date: With respect to each Purchased Mortgage Loan, the date on which such Purchased Mortgage Loan is purchased by the Buyer pursuant to the Repurchase Agreement.

     Purchased Mortgage Loans: Each Mortgage Loan, and/or any other evidence of ownership of a Mortgage Loan mutually agreed upon by the Buyer and the Seller and identified to the Custodian, transferred or caused to be transferred by the Seller to the Buyer or its designee (including the Custodian) in a Transaction under the Master Repurchase Agreement, any Additional Collateral and any Substituted Collateral delivered pursuant to this Agreement.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA or FHLMC.

     Request for Release: Shall have the meaning set forth in Section 6 hereof.

     Seller: Industry Mortgage Company, L.P., or its successors in interest or permitted assigns.

     Seller Release: If there is no Warehouse Lender with respect to a Mortgage Loan, a letter from the Seller to Buyer, substantially in the form of Exhibit 10 hereto, confirming such fact and releasing any and all right, title and interest of the Seller in such Mortgage Loan.

     Settlement Agent: An entity acceptable to Buyer who is responsible for the disbursement of the Purchase Price relating to a Wet Ink Mortgage Loan purchased by Buyer and who has executed the Escrow Letter in the form attached hereto as
Exhibit 13.

     Substituted Collateral: Shall have the meaning set forth in Section 6 hereof.

     Takeout Investor: An institution reasonably acceptable to Buyer that has agreed to purchase on a date certain and at a given price a Purchased Mortgage Loan.

     Warehouse Lender: Any lender providing financing to the Seller for the purpose of originating Mortgage Loans and having a security interest in or lien on the Mortgage Loans as collateral for the obligations of the Seller to such lender with respect to the financing.

     Warehouse Lender Release: A letter from each Warehouse Lender, or the collateral or credit agent on behalf of each Warehouse Lender, as applicable, having a security interest in or lien on a Mortgage Loan, substantially in the form of Exhibit 11 hereto, addressed to Buyer, releasing any and all right, title and interest of the Warehouse Lender in such Mortgage Loan.

     Wet Funding Notice: A request by the Seller to Buyer to purchase Wet Ink Mortgage Loans, in the form substantially as set forth as Exhibit 7-A hereto.

     Wet Ink Mortgage Loans: Mortgage Loans purchased by Buyer subject to a Wet Funding Notice and not in the possession of the Custodian.

     Written Instructions: Written communications received by the Custodian from an Authorized Representative of the Buyer or the Seller, including communications received by telex or other telecommunications device capable of transmitting or creating a written record.

Section 2. Appointment of Custodian; Deposit of Mortgage Loans; Effecting Transactions.

     (a) Buyer hereby appoints Custodian, and Custodian hereby accepts its appointment, to act as the agent and bailee of Buyer, for the purpose of taking custody of, and confirming certain information regarding, the Purchased Mortgage Loans (or substitutions thereof) as may be delivered to Custodian by Seller and designated by Seller as collateral for its obligations pursuant to the Master Repurchase Agreement.

     (b) No later than 10:00 a.m. (New York time) on the Business Day prior to each Purchase Date, Seller shall deliver or cause to be delivered to Custodian the Custodial Delivery and the Mortgage Loan Schedule in printed form (or, if later agreed to by the parties hereto, in computer readable form) (with a copy to Buyer) and the Mortgage files together with a Warehouse Lender

Release or Seller Release, in the form of Exhibit 10 or 11 attached hereto (with respect to the related Purchased Mortgage Loans).

     (c) No later than 10:00 a.m. (New York time) on each Purchase Date, Custodian shall deliver by facsimile transmission (with a copy of the original to be delivered via overnight courier) to Buyer with a copy to Seller a Collateral Receipt with respect to the Purchased Mortgage Loans. If there are no exceptions stated thereon which have not been previously agreed to by Buyer, then no later than 4:00 p.m. (New York time) on each Purchase Date, the Buyer shall transfer to Seller or designee of Seller cash in an amount equal to the related Purchase Price.

     (d) Buyer and Seller agree that in effecting each Transaction, the transfer of the cash and the Purchased Mortgage Loans between Buyer and Seller is intended to be, and shall be deemed to be, simultaneous. During any period that cash and/or the Purchased Mortgage Loans are held by or for Buyer or Seller, until such transfer has been completed, the party holding such cash and/or Purchased Mortgage Loans shall be deemed to be holding such cash and/or Purchased Mortgage Loans in trust for the benefit of the delivering party and shall be obligated to return such cash and/or Purchased Mortgage Loans upon the delivering party's request.

     (e) On and after the date on which each Transaction is consummated until the Repurchase Date or as extended by written notice signed by both Buyer and Seller and delivered to Custodian, or until Custodian shall receive a Notice of Default, Custodian shall hold the Purchased Mortgage Loans related to such Transaction in trust for the exclusive benefit of Buyer and shall not act upon Written Instructions of Buyer or Seller to deliver the Purchased Mortgage Loans other than as expressly provided in this Agreement.

     (f) In the case of the purchase by Buyer of a Wet Ink Mortgage Loan, Seller, prior to 10:00 a.m. (New York time) on the Business Day at least two (2) Business Days prior to such purchase, shall deliver to both the Buyer and the Custodian a Wet Funding Notice which shall set forth for each Wet Ink Mortgage
Loan: (i) the expected Purchase Date; (ii) the Settlement Agent; (iii) the information required on the Mortgage Loan Schedule; and (iv) wire transfer instructions. In addition, the Seller shall also deliver to the Settlement Agent a completed Escrow Letter and instruct the Settlement Agent to deliver an executed copy of such Escrow Letter to the Custodian. Prior to the purchase by Buyer of a Wet Ink Mortgage Loan, Custodian shall execute and deliver to Buyer an Initial Collateral Receipt, as more fully described in Section 4 (b) below.

Section 3. Repurchase Date.

     Prior to the Repurchase Date, Seller shall complete a draft of the written notice set forth on Exhibit 12 which notice shall set forth the Purchased Mortgage Loans being repurchased by Seller, the Repurchase Price therefor and the place or entity to which the Purchased Mortgage Loans shall be delivered. Seller shall deliver such draft notice to Buyer. Upon receipt of payment by Buyer of the Repurchase Price, Buyer shall acknowledge such receipt of payment and deliver to Custodian a completed and executed written notice in the form of
Exhibit 12. Buyer shall release its lien in and to the Purchased Mortgage Loans upon receipt of the Repurchase Price. Custodian shall only be entitled to rely on the notice in the form of Exhibit 12 which has been executed by Buyer.

Section 4. Collateral Receipt.

     (a) No later than 10:00 a.m. (New York time) on each Purchase Date (provided Custodian has timely received the items required pursuant to Section 2(b) herein), the Custodian shall issue to Buyer a Collateral Receipt to the effect that with respect to the related Purchased Mortgage Loans that are Mortgage Loans, (i) all of the documents in paragraphs (a), (c), (e), (i), (j) and, to the extent required, (b), (d), (f), (g), (h), (k), (l), (m), (n), (o) and (p) of the definition of "Mortgage File" are in its possession, except as set forth on a schedule of exceptions attached to the Collateral Receipt; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and neither the Mortgage Note, the Mortgage nor the Assignment of Mortgage contains any notations on their face which appears in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer; (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note; (iv) the Mortgage Note and the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of certified copies of the Mortgage, such copies bear a reproduction of such signature or signatures; (v) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note and is not greater than the amount of insurance set forth in paragraphs (i) and (j) of the definition of Mortgage File; (vi) if the Mortgage Note does not name "Seller" as the holder or payee, the Mortgage Note bears all intervening original endorsements that complete the chain of ownership from the original holder or payee to the Seller;
(vii) if the Mortgage does not name "Seller" as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of certified copies, that such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Seller; (viii) each Mortgage Note in its possession has been endorsed as provided in the definition of "Mortgage File"; and (ix) each Assignment of Mortgage has been executed as provided in the definition of "Mortgage File". With respect to each Collateral Receipt that the Custodian has executed evidencing its certification as provided herein, the Custodian shall, on each Purchase Date as specified above, deliver to the Buyer by facsimile transmission and by overnight courier such original Collateral Receipt with the related Mortgage Loan Schedule attached thereto. Receipt by the Buyer of a facsimile transmission of the executed Collateral Receipt with the Mortgage Loan Schedule attached hereto shall be enforceable to the same extent as if the Buyer had received the original thereof.

     (b) Upon receipt of both a Wet Funding Notice and an Escrow Letter executed by Seller and Settlement Agent and acknowledged by Custodian, Custodian shall deliver to Buyer an Initial Collateral Receipt. Upon receipt of the Initial Collateral Receipt executed by Custodian, Buyer shall wire transfer to Seller funds in the amount set forth in the Wet Funding Notice. Seller is required to cause the Custodian to have in its possession the Mortgage File (including a copy of the original Mortgage) relating to the Wet Ink Mortgage Loans no later than three (3) Business Days after disbursement by the Settlement Agent of the Purchase Price of the Wet Ink Mortgage Loans (and, with respect to the original Mortgage, no later than one (1) Business Day after recordation thereof, and in any event, no later than one hundred eighty (180) days after disbursement by the Settlement Agent of the related Purchase Price unless such document has not yet been returned from the appropriate recording office in which case Seller shall notify Custodian and Buyer thereof. Custodian shall notify Buyer of its receipt of the Mortgage File relating to the Wet Ink Mortgage Loan by delivering a final Collateral Receipt as provided in Section 4(a) above. Custodian shall notify Buyer if the Mortgage File contains information different from that set forth on the Mortgage Loan schedule attached to the Wet Funding Notice. Custodian shall also notify Buyer if it does not receive the Mortgage File within three (3) Business Days after disbursement by the Settlement Agent of the Purchase Price of the Wet Ink Mortgage Loans. Upon receipt of the Collateral Receipt as set forth in this paragraph, the Wet Ink Mortgage Loans shall be deemed to be Purchased Mortgage Loans.

     (c) The Custodian shall examine the documents received by the Custodian hereunder. However, the Custodian shall not be responsible for (i) the value, form, substance, validity, perfection, priority, recordability, genuineness, effectiveness or enforceability of any such Mortgage Loan documents or (ii) the collectability, insurability, effectiveness or suitability of an Mortgage Loan. The Custodian may accept but shall not be responsible for examining, determining the meaning or effect of any item or document in a Mortgage File that is not one of the documents listed in the definition of "Mortgage File" set forth in Annex A, clauses (a) through (h). The Seller shall be solely responsible for providing each and every document required for each Mortgage File to the Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable for taking any such action, causing the Seller or any other Person or entity to do so or notifying any Person (other than Buyer to the extent specifically required in this Agreement) that any such action has or has not been taken.

     (d) Upon issuance of a Collateral Receipt and purchase by Buyer of the related Purchased Mortgage Loans, title to such Purchased Mortgage Loans passes to Buyer, and Buyer has free and unrestricted use of all Purchased Mortgage Loans, including the right to pledge, repledge, hypothecate and rehypothecate all Purchased Mortgage Loans, in accordance with the Repurchase Agreement.

Section 5. Obligations of the Custodian; Certain Representations and Warranties.

     (a) With respect to the Mortgage Files and other documents delivered to the Custodian or which come into the possession of the Custodian, and for which the Seller has been paid the Purchase Price, the Custodian is the custodian for Buyer, exclusively. The Custodian shall hold such documents received by it for the exclusive use and benefit of Buyer, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by Buyer. The Custodian shall segregate and maintain continuous custody of the Mortgage Files in secure and fireproof facilities in accordance with customary standards for such custody. To the extent that the Custodian is unable to locate or produce any document contained in the Mortgage File as required under this Agreement, Custodian shall, upon the request of Buyer, replace such document at its own cost and expense.

     (b) The Custodian shall promptly notify the Buyer if (i) Seller fails to pay any amount due to the Custodian under this Agreement or otherwise and such failure results in acceleration by such party; (ii) the Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Files other than in the ordinary course of business; (iii) the representation, warranty and covenant contained in
Section 5(c) below were to become untrue or incorrect at any time during the term of this Agreement, or (iv) Custodian has held any Mortgage Loan pursuant to this Agreement for more than one hundred eighty (180) days.

     (c) The Custodian hereby represents, warrants and covenants to the Buyer that, as of the date hereof, it is not controlled by, under common control with or otherwise affiliated with or related to Seller.

     (d) The Custodian, the Buyer and the Seller each hereby represents and warrants to each other party that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms.

Section 6. Substitution.

     (a) Upon the Custodian's receipt of a Request for Release of Documents and Receipt in the form of Exhibit 2 ("Request for Release") attached hereto that has been acknowledged and agreed to in writing by Buyer, Custodian will transfer, or cause to be transferred, Purchased Mortgage Loans to the Seller or its designee in exchange for the simultaneous transfer by the Seller to the Custodian of Mortgage Loans ("Substituted Collateral"). Seller must deliver or cause to be delivered to Custodian, the Mortgage Files for the Substituted Collateral together with a Custodial Delivery and Mortgage Loan Schedule.

     (b) The Custodian shall deliver to Buyer, no later than one (1) Business Day after such substitution by the Seller, an amended Mortgage Loan Schedule with respect to the applicable Collateral Receipt with written notations that reflect the delivery of the Substituted Collateral and the release of the applicable Purchased Mortgage Loans.

Section 7. Additional Collateral.

     (a) The Seller may, from time to time, deliver to the Custodian additional Mortgage Loans (the "Additional Collateral") as an addition to the Purchased Mortgage Loans already held by the Custodian with respect to a Transaction. In such event, the Seller shall deliver to the Custodian the Mortgage Files for the Additional Collateral together with a Custodial Delivery, with a copy to Buyer, stating that the Additional Collateral is being delivered with respect to an identified Transaction.

     (b) The Custodian shall deliver to Buyer, no later than one (1) Business Day after receipt of such Additional Collateral, an amended Mortgage Loan Schedule with written notation with respect to the applicable Collateral Receipt that reflects the delivery of the Additional Collateral.

Section 8. Future Defects.

     During the term of this Agreement, if the Custodian discovers any defect with respect to the Mortgage Files, the Custodian shall give written specification of such defect to the Seller and Buyer. For purposes of this Section, "defect" shall mean a failure of a document to correspond to the information set forth in the applicable Mortgage Loan Schedule or the absence of a Mortgage File or any other document required pursuant to this Agreement. The Seller shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents. Nothing contained in this Section 8 shall be construed to relieve the Custodian of its obligations to perform the review required pursuant to Section 4 hereof or to maintain the Mortgage Files in accordance with the requirements of Section 5 hereof.

Section 9. Release for Servicing.

     (a) From time to time and as appropriate for the foreclosure or servicing of any of the Purchased Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release with a copy to Buyer, to release or cause to be released to the Seller or the Seller's subservicer the related Mortgage File or the documents set forth in such Request for Release to the Seller or the Seller's subservicer; provided, that any document released to Seller or Seller's subservicer pursuant to a Request for Release shall be returned to Custodian when the Seller's or Seller's subservicer's need thereof no longer exits, unless such Mortgage Loan is liquidated or paid in full.

     (b) All documents released by the Custodian to the Seller or the Seller's subservicer pursuant to this Section 9 shall be held by the Seller or the Seller's subservicer in trust for the benefit of Buyer. The Seller or the Seller's subservicer shall return to the Custodian the Mortgage File or other such documents when the need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, the Seller or the Seller's subservicer shall deliver to Custodian an additional Request for Release that has been acknowledged and agreed by Buyer, certifying such liquidation. Upon receipt of the related Mortgage File or other such documents from the Seller or the Seller's subservicer, Custodian shall return the related Request for Release to Seller or the Seller's subservicer, with a copy to Buyer, acknowledging receipt of such Mortgage File or other such documents.

Section 10. Limitation on Release.

     Notwithstanding the provisions of Section 9 hereof, the Custodian shall not release to the Seller or the Seller's subservicer total active Mortgage Files or documents (including those requested) pertaining to more than ten percent (10%) of the Mortgage Loans at the time being held by the Custodian under this Agreement without the prior written authorization of Buyer. The limitations of this paragraph shall not apply to the release of Mortgage Files under Section 11 below or the release of Mortgage Files to the Seller or the Seller's subservicer in connection with the payment in full of any Mortgage Loan.

Section 11. Release for Payment.

     Buyer hereby authorizes Custodian to deliver some or all of the Mortgage Files designated by Seller together with a Bailee Letter to a Takeout Investor designated by Seller, with a copy of such Bailee Letter to Buyer. In connection with each Bailee Letter delivered by Custodian pursuant to this Agreement, Seller understands and agrees that (i) any Custodial File (as defined in the Bailee Letter) delivered to the Takeout Investor, will be held by the Takeout Investor as agent of Custodian, which holds each Custodial File as custodian and agent of Buyer; (ii) Seller shall have no right to give any directions or instructions to a Takeout Investor with respect to any Custodial File; and (iii) Seller shall not, directly or indirectly, give any instructions or directions to a Takeout Investor with respect to any Custodial File. In the event that Mortgage Loans are purchased by a Takeout Investor, Seller shall complete and deliver to Buyer a written notice, in the form of Exhibit 12 attached hereto. Upon receipt of the Repurchase Price paid by the Takeover Investor, Buyer shall execute such written notice and deliver it to the Custodian whereby such Mortgage Files shall cease to be subject to this Agreement.

Section 12. Fees of Custodian.

     The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Seller, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Seller.

Section 13. Removal of Custodian With Respect to Some or All of the Purchased Loans.

     (a) Buyer may from time to time remove and discharge the Custodian from the performance of its duties under this Agreement with respect to some or all of the Purchased Mortgage Loans upon written notice from Buyer to the Custodian, with a copy to the Seller.

     (b) In the event that Buyer removes and discharges the Custodian from the performance of its duties under this Agreement with respect to all of the Purchased Mortgage Loans, Buyer shall within sixty (60) days, by written instrument (one original counterpart of which instrument shall be delivered to the Seller and an original to any successor custodian) (i) use reasonable efforts to appoint a successor custodian to replace the Custodian under this Agreement, provided that the Seller shall approve such successor custodian and that any appointment of a successor custodian which is an affiliate of the other party hereto shall be null and void, (ii) designate a document custodian to receive the Mortgage Files with respect to the Purchased Mortgage Loans removed from this Agreement, or (iii) take delivery of the Mortgage Files with respect to the Purchased Mortgage Loans removed from this Agreement; provided, that if no successor custodian is appointed within 60 days after notice of removal and discharge is given, the Custodian shall transfer to Buyer upon the expiration of such 60-day period the applicable Mortgage Files to be held by Buyer until a successor custodian is appointed as provided in subsection (i), above.

     (c) In the event of any such removal and discharge with respect to some or all of the Purchased Mortgage Loans, the Custodian shall promptly transfer to the successor custodian, or Buyer, as the case may be, as directed in writing, all affected Mortgage Files, and shall assign the affected Mortgages and endorse without recourse the affected Mortgage Notes in its possession to the successor custodian or as otherwise directed in writing by Buyer if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement has not been terminated hereunder.

Section 14. Examination and Copies of Mortgage Files.

     (a) Upon reasonable prior notice to the Custodian, the Seller, the Buyer and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of the Custodian relating to any or all of the Purchased Mortgage Loans at such parties' own expense.

     (b) Upon the request of the Seller or the Buyer and at the cost and expense of the Seller, the Custodian shall provide the Seller or the Buyer, as the case may be, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

Section 15. Insurance of Custodian.

     At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond and document hazard insurance naming Seller and Buyer, as their interests may appear, as loss payees under such document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to the lowest allowable deductibles, all as is customary for insurance typically maintained by institutions which act as custodian with insurance companies reasonably acceptable to Buyer. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgaged-Backed Securities Selling Guide and the FNMA Servicing Guide or by FHLMC in the FHLMC Seller's & Servicer's Guide. A certificate of an authorized officer of the Custodian shall be furnished to the Seller, upon request, stating that such insurance shall not terminate prior to receipt by the Custodian, by registered mail, of thirty (30) days' prior written notice thereof.

Section 16. Covenants of Seller.

     Seller covenants to Buyer as of the date that any Mortgage File documents are released to the Seller or the Seller's subservicer pursuant to a Request for Release that:

     (a) if item No. 1 has been checked on the Request for Release, all amounts received in connection with the payment in full of the Purchased Mortgage Loan have been credited to the Buyer as provided in the Repurchase Agreement;

     (b) if item No. 2 has been checked on the Request for Release, the Purchased Mortgage Loan is in foreclosure and upon receipt of all proceeds of foreclosure, insurance. condemnation or other liquidation proceeds such will be credited to the Buyer pursuant to the Repurchase Agreement;

     (c) if item No. 3 has been checked on the Request for Release, a Custodial Delivery has been delivered simultaneously therewith listing the Substituted Collateral to be delivered in lieu of the Purchased Mortgage Loan; and

     (d) if item No. 4 has been checked on the Request for Release, the repurchase price for the applicable Purchased Mortgage Loan has been credited to the Buyer as provided in the Repurchase Agreement.

Section 17. Periodic Statements.

     Within ten (10) days of each anniversary of the date of this Agreement, or upon the reasonable request of the Buyer or the Seller at any other time, the Custodian shall provide to the Buyer or the Seller, as the case may be, a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File. Such list may be in the form of a copy of a Mortgage Loan Schedule, if applicable, with manual deletions to specifically denote any Purchased Mortgage Loans paid off, repurchased, substituted or added since the date of this Agreement.

Section 18. Governing Law; Counterparts.

     This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 19. No Adverse Interest of Custodian.

     By execution of this Agreement, The First National Bank of Boston solely in its capacity as Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Mortgage Loan, and hereby waives and releases any such interest which it may have in any Purchased Mortgage Loan as of the date hereof. The Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through Custodian (other than in the ordinary course of business), and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Mortgage Loans.

Section 20. Termination by Custodian.

     After the expiration of the 60-day period commencing on the initial Purchase Date, the Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to the Buyer and the Seller. The costs associated with the termination of this Agreement by the Custodian, including all reasonable costs associated with the transfer of the Mortgage Files, shall be borne by the Custodian, provided that such costs shall not include any custodial fees paid by the Seller to a successor custodian. In the event of such termination, the Seller shall appoint a successor custodian, subject to the approval of the Buyer, which consent shall not be unreasonably withheld. The payment of such successor custodian's fees and expenses with respect to each Purchased Mortgage Loan shall be solely the responsibility of the Seller. Upon such appointment the Custodian shall (i) promptly transfer to the successor custodian, as directed in writing, all Mortgage Files being administered under this Agreement, and (ii) if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor custodian or as otherwise directed by the Buyer in writing, provided, that if no successor custodian is appointed within sixty (60) days after notice of termination is given, the Custodian shall transfer to the Buyer upon the expiration of such period all Mortgage Files then being administered under this Agreement.

Section 21. Transfer of Purchased Mortgage Loans Upon Termination of a Transaction.

     If the Custodian is furnished with written notice in the form of Exhibit 8 attached hereto (i) from the Buyer and the Seller that a Transaction with respect to the Repurchase Agreement has been terminated, or (ii) from the Buyer that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Purchased Mortgage Loans, the Custodian shall release to such Persons as designated in such notice, the Mortgage Files relating to the Purchased Mortgage Loans that are no longer subject to the Transaction, and shall deliver to Buyer an amended Collateral Receipt with a Mortgage Loan Schedule attached thereto, listing all of the Purchased Mortgage Loans still subject to a Transaction.

Section 22. Notices.

     All demands, notices and communications hereunder (including, without limitation, Collateral Receipts) shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including telex or other telecommunication device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of telex or other telecommunication device, the date noted on the confirmation of such transmission).

Section 23. Successors and Assigns.

     This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. This Agreement shall not be assigned by the Seller, the Buyer or the Custodian without the prior written consent of the other parties, provided, however that Buyer may assign this Agreement to any affiliate of Buyer without the prior written consent of any other party hereto.

Section 24. Concerning the Custodian.

     (a) If the Custodian shall at any time receive conflicting instructions from the Buyer and the Seller with respect to any of the Mortgage Files, the Custodian shall be entitled to rely on the instructions of the Buyer. The Custodian may consult with counsel nationally recognized in the area of commercial repurchase transactions and reasonably acceptable to Buyer with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith; provided, however, if Buyer gives instruction to the Custodian or
(ii) provides an opinion of counsel selected by Buyer, then the Custodian shall follow such instructions of Buyer or such opinion of counsel selected by Buyer, and shall be fully protected in acting or refraining to act thereon. The payment of the fees and expenses of counsel consulted in connection herewith shall be solely the responsibility of the Custodian.

     (b) Neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.

Section 25. Indemnification.

     (a) Custodian hereby agrees to indemnify and hold Seller and Buyer, their shareholders, directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including all reasonable attorney's fees incurred by Buyer and/or Seller and caused by, resulting from or related to Custodian's negligence or willful misconduct in performing its obligations hereunder, or a breach of any representation or warranty by Custodian contained in this Agreement. Seller hereby agrees, notwithstanding any transfer to an Assignee as permitted hereby, to indemnify and hold Buyer, its shareholders, directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including all reasonable attorney's fees, incurred by Buyer and caused by, resulting from or related to Seller's negligence in performing its obligations hereunder.

     (b) Seller hereby agrees, notwithstanding any transfer to an Assignee as permitted hereby, to indemnify and hold Custodian, its shareholders, directors, officers, employees, agents, successors and assigns, harmless from and against any and all losses, claims, demands, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses, including all reasonable attorney's fees (except for such losses, claims, demands, causes of action, or other legal proceedings, judgments, costs, liabilities and/or expenses including all reasonable attorney's fees caused by or related to Custodian's negligence or willful misconduct).

     (c) If any third party makes a claim for which any party indemnified under the terms hereof ("Indemnified Party") intends to seek indemnity from any other party hereto ("Indemnitor"), the Indemnified Party shall as soon as practicable notify the Indemnitor of the details of such claim (each, an "Indemnified Claim"). Without limitation on any of the foregoing, the failure to give notice pursuant to this subsection will not constitute a waiver of the right to indemnification. An Indemnified Party shall use reasonable efforts to defend or settle an Indemnified Claim, and the Indemnified Party may make or accept an offer of settlement for an Indemnified Claim for a reasonable sum after notice to and consultation with the Indemnitor.

Section 26. Obligations of the Custodian With Respect to the Collateral
Receipts.

     (a) Each Collateral Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by the Custodian on behalf of Buyer of the Collateral Receipt of the Mortgage Files and Buyer's right to possess those Mortgage Files. The Custodian shall treat Buyer as the person or entity entitled to possession of the Mortgage Files evidenced by such Collateral Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Collateral Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 1 to this Agreement and executed by manual signature of an authorized officer of the Custodian. Such signature upon any Collateral Receipt shall be conclusive evidence, and the only evidence, that such Collateral Receipt has been duly delivered under this Agreement. Collateral Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Custodian shall bind the Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Collateral Receipts. Each Collateral Receipt shall have attached thereto a Mortgage Loan Schedule with respect to the applicable Purchased Mortgage Loans.

     (b) Upon issuance of a Collateral Receipt and purchase by Buyer of the related Purchased Mortgage Loans, Buyer may assign its interest in the Mortgage Files covered by any Collateral Receipt by assignment in the form of Exhibit 1 hereto to an assignee (the "Assignee") of such Collateral Receipt.

     (c) In the event that (i) any mutilated Collateral Receipt is surrendered to the Custodian, or the Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Collateral Receipt and (ii) there is delivered to the Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Custodian that such Collateral Receipt has been acquired by a bona fide purchaser, the Custodian shall execute and deliver a new Collateral Receipt to Buyer in exchange for or in lieu of any such mutilated, lost or stolen Collateral Receipt.

     (d) Simultaneously with the relinquishment of a Collateral Receipt to the Custodian by Buyer and the delivery by the Custodian of the related Mortgage Files to the Seller or its designee pursuant to Section 3 above or to Buyer, the Collateral Receipt shall be canceled and the related Mortgage Files will no longer be subject to this Agreement.

Section 27. Obligations of Custodian Regarding Genuineness of Documents.

     In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document or, to the extent permitted hereby, oral communication, furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented or, to the extent permitted hereby, orally communicated by the proper party or parties and conforming to the requirements of this Agreement.

Section 28. Shipment of Documents.

     Written instructions as to the method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the Custodian's duties hereunder shall be delivered by the party authorized to give such instructions under this Agreement to Custodian prior to any shipment of any Mortgage Files hereunder. Such party will reimburse Custodian for all reasonable costs and expenses incurred by Custodian consistent with such instructions and will maintain such insurance against loss or damage to the Mortgage Files as the Buyer deems appropriate. Without limiting the generality of the provisions of Section 24 above, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any Person arising out of actions of Custodian taken strictly in accordance with instructions of the Person authorized to give such instructions (including, without limitation, losses or damages arising out of non-performance or faulty performance by a shipper), unless in performing such instructions the Custodian's actions constitute negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

Section 29. Authorized Representatives.

     Each individual designated as an authorized representative of the Custodian, the Seller and the Buyer (each, an "Authorized Representative") is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the Seller and the Buyer, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Seller and the Buyer initially authorized hereunder is set forth on Exhibits 3, 4 and 5, respectively. From time to time, Custodian, the Seller and the Buyer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 30. Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 31. Confidentiality.

     This Agreement and its terms and contents are proprietary to Buyer and shall be held by Seller and Custodian in strict confidence and shall not be disclosed to any third party without the consent of Buyer except for (i) disclosure to attorneys or accountants, provided that such attorneys and accountants likewise agree to be bound by this covenant of confidentiality or
(ii) disclosure as required by law, rule, regulation or order of a court or other regulatory body.

Section 32. Entire Agreement.

     No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement, together with the Exhibits, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this

Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Buyer, the Seller and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                        NOMURA ASSET CAPITAL CORPORATION,
                                        Buyer


                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________



                                        INDUSTRY MORTGAGE COMPANY, L.P.,
                                        Seller


                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________



                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Custodian


                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                     ANNEX A
                             ADDITIONAL DEFINITIONS

     In addition to the Definitions set forth in Section 1, the following words and phrases, unless the context otherwise requires, shall have the following meaning:

     Mortgage File: With respect to each Mortgage Loan, the following original documents constituting an original mortgage file:

(a) the original Mortgage Note bearing all intervening endorsements or note allonge, endorsed "Pay to the order of ___________, without recourse" and signed in the name of the Seller by an authorized officer (in the event that the Mortgage Loan was acquired in a merger, the signature must be in the following form: "[owner], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[owner], formerly known as [previous name]";

     (b) the original of any guarantee executed in connection with the Mortgage Note (if any);

     (c) the original Mortgage with evidence of recording thereon or copies certified by Seller or the recording agent to have been sent for recording;

     (d) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

     (e) the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Seller; in the event that the Mortgage Loan was acquired in a merger, the signature must be in the following form: "[owner], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[owner], formerly known as [previous name]";

     (f) the originals of all intervening assignments of mortgage that complete the chain of ownership from the original owner to the Seller, with evidence of recording thereon or copies certified by Seller to have been sent for recording;

     (g) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

     (h) the original power of attorney, if any, or a copy thereof certified by an authorized officer of the Seller for any document described above.

     (i) the original fire and casualty insurance policy covering the mortgaged property which is an amount at least equal to the outstanding principal balance of the Mortgage Loan, as well as the original insurance against flood hazards if the Mortgaged Property is an area identified by the Federal Emergency Management Agency as having special flood hazards, or copies thereof, certified by Seller to be true and accurate;

     (j) attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, a copy of the preliminary title report, binder or commitment to insure certified by Seller to be true and correct;

     (k) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

     (l) with respect to FHA insured Mortgage Loans, the original FHA Insurance Contract; provided however, if the original FHA Insurance Contract is not available on the related Purchase Date, then within a reasonable period of time after receipt by Seller;

     (m) with respect to FHA insured Mortgage Loans, a completed HUD Form 92080 "Mortgage Record Change" with the purchasing mortgagee's name left blank. Such form shall be completed and filed by the Servicer upon instructions from the Seller;

     (n) with respect to VA guaranteed Mortgage Loans, the original VA Loan Guaranty Certificate;

     (o)  the original PMI Policy or certificate, if any; and

     (p) either a Seller Release or a Warehouse Lender Release from any Warehouse Lender having a security interest in a Mortgage Loan, as appropriate.

     From time to time, the Seller shall forward to the Custodian additional original documents or additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan.

     With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, Seller shall deliver to Custodian a true copy thereof with a certification by the Seller on the face of such copy substantially as follows: "I [name and title of signatory] of [Seller] do hereby certify that this is a true, correct and complete copy of the original, which has been transmitted for recordation." The Seller shall deliver such original documents to the Custodian promptly after they are received.

                                    EXHIBIT 1

                           FORM OF COLLATERAL RECEIPT

[To be addressed to Buyer]

          Re: The Custodial Agreement, dated as of December __, 1995 (the "Custodial Agreement"), among Nomura Asset Capital Corporation ("Buyer"), Industry Mortgage Company, L.P. ("Seller") and The First National Bank of Boston ("Custodian")

Ladies and Gentlemen:

     The Custodian hereby acknowledges that the above named addressee has been identified to Custodian as the holder of this Collateral Receipt and has the rights under the Custodial Agreement with respect to the Purchased Mortgage Loans identified in the Mortgage Loan Schedule attached hereto. Pursuant to the Custodial Agreement, the Custodian shall hold the Purchased Mortgage Loans, identified in the Mortgage Loan Schedule attached hereto for the exclusive benefit of the above addressee, which were delivered to the Custodian for purchase by Buyer from Seller on the Purchase Date of
_______________________________.

     In accordance with the provisions of Section 4 of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Purchased Mortgage Loan identified in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has received the Mortgage Files and, it has reviewed the Mortgage Files and has determined that, except as noted (i) all documents in paragraphs (a), (c), (e), (i), (j) and, to the extent required to be in the Mortgage Files, (b), (d), (f), (g), (h), (k), (l), (m), (n), (o) and (p) of the definition of "Mortgage File" are in its possession, except as set forth on a schedule of exceptions attached to this Collateral Receipt; (ii) all documents in paragraphs (a), (c), (e), (i) and (j) have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and neither the Mortgage Note, the Mortgage nor the Assignment of Mortgage contains any notations on their face which in the good faith judgment of the Custodian appears to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;
(iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note; (iv) the Mortgage Note and the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and mortgagor or grantor or, in the case of certified copies of the Mortgage, that such copies bear a reproduction of such signature or signatures; (v) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note and is no greater than the amount of insurance set forth in paragraphs (i) and
(j) of the definition of Mortgage File; (vi) if the Mortgage Note does not name "Seller" as the holder or payee, the

Mortgage Note bears all intervening original endorsements that complete the chain of ownership from the original holder or payee to the Last Endorsee; (vii) if the Mortgage does not name "Seller" as the mortgagee or beneficiary, the original of the Assignment of Mortgage from the named mortgagee or beneficiary bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party including subsequent assignors) or in the case of certified copies, that such copies bear a reproduction of such signature or signatures and that the Assignment of Mortgage and any intervening assignments of mortgage complete the chain of title from the originator to the Last Endorsee; and (viii) each Mortgage Note in its possession has been endorsed as provided in the definition of "Mortgage File"; and (ix) each Assignment of Mortgage has been executed as provided in the definition of "Mortgage File". The Custodian makes no representations as to (i) the value, form, substance, validity, perfection, priority, recordability, genuineness, effectiveness or enforceability of any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Mortgage Loan.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the above-referenced Custodial Agreement.

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Custodian

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee.)

the interests evidenced by the within Collateral Receipt.

Dated:

                    _______________________________________________________
                             Signature by or on behalf of assignor

                                   EXHIBIT 1-A

                       FORM OF INITIAL COLLATERAL RECEIPT

(date)

[To be addressed to Buyer]

          Re: The Custodial Agreement, dated as of December ___, 1995 (the "Custodial Agreement"), among Nomura Asset Capital Corporation ("Buyer"), Industry Mortgage Company, L.P. ("Seller"), and The First National Bank of Boston ("Custodian")

Ladies and Gentlemen:

     The Custodian hereby acknowledges that the above named addressee has been identified to Custodian as the Holder of this Collateral Receipt and has the rights under the Custodial Agreement with respect to the Wet Ink Mortgage Loans identified in the Wet Funding Notice and Mortgage Loan Schedule attached hereto.

     In accordance with the provisions of Section 4(b) of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Wet Ink Mortgage Loan identified in the Wet Funding Notice and Mortgage Loan Schedule attached hereto it has received an executed Escrow Letter from the Settlement Agent named therein, whereby the Settlement Agent has acknowledged that, except as noted, (i) all documents in paragraphs (a), (c), (e), (i), (j) of the definition of "Mortgage File" are in its possession and do not contain any notations on their face which evidence any claims, liens, security interests, encumbrances or restrictions on transfer; (ii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File as to (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note; (iii) the Mortgage Note and the Mortgage each bears an original signature or signatures of the person or persons named as the maker and mortgagor or grantor; and (iv) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note and is no greater than the amount of insurance set forth in paragraphs (i) and (j) of the definition of Mortgage File. The Custodian makes no representations as to (i) the value, form, substance, validity, perfection, priority, recordability, genuineness, effectiveness or enforceability of any of the Purchased Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Mortgage Loan.

     Upon receipt of the mortgage loan documents set forth above, Custodian shall review such documents in accordance with the terms of the Custodial Agreement and shall promptly deliver to Buyer a final Collateral Receipt pursuant to Section 4(a) of the Custodial Agreement. Custodian shall notify Buyer if it does not receive the mortgage loan documents set forth above within three Business Days from the date of the Escrow Letter.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the above-referenced Custodial Agreement.

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    Custodian

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                    EXHIBIT 2

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPTS

To:  THE FIRST NATIONAL BANK OF BOSTON

Re: The Custodial Agreement, dated as of December ___, 1995 (the "Custodial Agreement"), among Nomura Asset Capital Corporation ("Buyer"), Industry Mortgage Company, L.P. ("Seller"), and The First National Bank of Boston ("Custodian")

     In connection with the administration of the Purchased Mortgage Loans held by you as the Custodian on behalf of Buyer, we request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the Purchased Mortgage Loan described below, for the reason indicated.

      Mortgagor's Name, Address & Zip Code:

      Mortgage Loan Number:

      Reason for Requesting Documents (check one)

      ___1. Purchased Mortgage Loan Paid in Full. (The Custodian shall delete the Purchased Mortgage Loan from the applicable Mortgage Loan Schedule and send the amended Mortgage Loan Schedule to Buyer.)

      ___2. Mortgage Loan in Foreclosure or otherwise released for servicing.

      ___3. Delivery of Substituted Collateral pursuant to Section 6 of the Custodial Agreement. (The Custodian is hereby authorized to delete the Purchased Mortgage Loan from the applicable Mortgage Loan Schedule attached hereto and send the amended Mortgage Loan Schedule to Buyer.)

      ___4. Repurchase of Purchased Mortgage Loan due to a breach of a Representation under the Repurchase Agreement. (The Custodian is hereby authorized to delete Purchased Mortgage Loan from the applicable Mortgage Loan Schedule attached hereto and send the amended Mortgage Loan Schedule to Buyer.)

      ___5.       Other (explain).

     If box 1, 3 or 4 above is checked, and if all or part of the Mortgage Files were previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Purchased Mortgage Loan.

     If box 2 or 5 above is checked, upon our return of all of the above documents to you as the Custodian please acknowledge your receipt by signing in the space indicated below, and returning this form.

     The Seller understands and agrees that all documents delivered to Seller or Seller's subservicer pursuant to this Request for Release (other than with respect to Items 1, 3 or 4) shall be returned to the Custodian no later than twenty-one (21) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custodial Agreement.

                                    INDUSTRY MORTGAGE COMPANY, L.P.,
                                    Seller

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

Acknowledged and Agreed:

NOMURA ASSET CAPITAL CORPORATION,
Buyer
(Required if documentation relating to more than three (3) Mortgage Files are outstanding or the release of a Mortgage Note or Assignment of Mortgage is requested.)

By:______________________________
Name:____________________________
Title:___________________________

Acknowledgment of Documents returned to the Custodian, for the reasons listed in Items 2 or 5, as applicable:

THE FIRST NATIONAL BANK OF BOSTON,
Custodian

By:______________________________
Name:____________________________
Title:___________________________

                                    EXHIBIT 3

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

Name/Title:                             Specimen Signature:
- -----------                             -------------------

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

                                    EXHIBIT 4

                   AUTHORIZED REPRESENTATIVES OF THE SELLER

Name/Title:                             Specimen Signature:
- -----------                             -------------------

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

                                    EXHIBIT 5

                     AUTHORIZED REPRESENTATIVES OF THE BUYER

Name/Title:                             Specimen Signature:
- -----------                             -------------------

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

______________________________          __________________________________

                                    EXHIBIT 6

                             Mortgage Loan Schedule


                                         Original  Outstanding
                     Property    Note      Loan    Principal
 Loan ID     Name     Address    Rate     Amount     Amount   Maturity ARM/Fixed









 ARM       Loans    LTV or     Lien     1st Due
 Type      Type      CLTV    Position     Date








            Next Rate
             Change      P&I     Takeout    Takeout  Settlement Funding
   PDTHUDT    Date    constant    Price    Investor    Agent     Date

                                    EXHIBIT 7

                           Form of Custodial Delivery

     On this ________ day of ____________, 19___, Industry Mortgage Company, L.P. (the "Seller"), as the Seller under that certain Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December ___, 1995 (the "Repurchase Agreement") between the Seller and Nomura Asset Capital Corporation (the "Buyer"), does hereby deliver to The First National Bank of Boston ("Custodian"), as custodian under that certain Custodial Agreement, dated as of December ___, 1995 among Buyer, Seller and Custodian, the Mortgage Files with respect to the Mortgage Loans to be purchased by the Buyer on ________ pursuant to the Repurchase Agreement, which Mortgage Loans are listed on the Mortgage Loan Schedule attached hereto and which Mortgage Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

     With respect to the Mortgage Files delivered hereby, for the purposes of issuing the Collateral Receipt, the Custodian shall review the Mortgage Files to ascertain delivery of the documents listed in Annex A attached to the Custodial Agreement. Please review the Mortgage Files in accordance with the standards set forth in the Custodial Agreement and deliver to Buyer (with a copy to Seller) a Collateral Receipt promptly upon completion of your review.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

     IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                    INDUSTRY MORTGAGE COMPANY, L.P.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                   EXHIBIT 7-A

                           Form of Wet Funding Notice

     On this ________ day of ____________, 19___, Industry Mortgage Company, L.P. (the "Seller"), as the Seller under that certain Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December ___, 1995 (the "Repurchase Agreement") between the Seller and Nomura Asset Capital Corporation (the "Buyer"), does hereby deliver to The First National Bank of Boston ("Custodian"), as custodian under that certain Custodial Agreement, dated as of December ___, 1995 among Buyer, Seller and Custodian (the "Custodial Agreement"), a schedule of the Wet Ink Mortgage Loans to be purchased by the Buyer on ________ pursuant to the Repurchase Agreement, which Wet Ink Mortgage Loans are listed on the Mortgage Loan Schedule attached hereto and which Wet Ink Mortgage Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

     With respect to the Escrow Letter delivered by the Settlement Agent, for the purposes of issuing the Initial Collateral Receipt, the Custodian shall review the Mortgage Loan Schedule attached to the Escrow Letter to ascertain delivery to the Settlement Agent of the documents listed in Annex A attached to the Custodial Agreement. Please review the Escrow Letter in accordance with the standards set forth in the Custodial Agreement and deliver to Buyer (with a copy to Seller), an Initial Collateral Receipt promptly upon completion of your review. We shall cause the Settlement Agent to deliver the Mortgage Files to you within three business days of the date of Buyer's purchase of the Wet Ink Mortgage Loans. Upon receipt of the Wet Ink Mortgage Loans, you shall review the Mortgage Files in accordance with the standards set forth in the Custodial Agreement and deliver to Buyer (with a copy to Seller) a Collateral Receipt promptly upon completion of your review. You shall notify Buyer if you do not receive the Mortgage Files within three business days of the Buyer's purchase of the Wet Ink Mortgage Loans.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

     IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                    INDUSTRY MORTGAGE COMPANY, L.P.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                   EXHIBIT 7-B

                  Mortgage Loan Schedule to Wet Funding Notice


                                         Original  Outstanding
                     Property    Note      Loan    Principal
 Loan ID     Name     Address    Rate     Amount     Amount   Maturity ARM/Fixed






    ARM       Loans    LTV or     Lien     1st Due
    Type      Type      CLTV    Position     Date






            Next Rate
             Change      P&I     Takeout    Takeout  Settlement Funding
   PDTHUDT    Date    constant    Price    Investor    Agent     Date

                                    EXHIBIT 8

                         FORM OF NOTICE TO THE CUSTODIAN

To:   THE FIRST NATIONAL BANK OF BOSTON

From:

Date:

     You are hereby notified that as of [date] [________ Transaction under the Repurchase Agreement has been terminated by ________. The Purchased Mortgage Loans with respect to such Transaction are identified in the schedule attached hereto] [the undersigned has declared an Event of Default under the Repurchase Agreement]. You are hereby instructed to [hold such Purchased Mortgage Loans pursuant to the terms of the Custodial Agreement, dated as of December ___, 1995 among Nomura Asset Capital Corporation, Industry Mortgage Company, L.P. and The First National Bank of Boston (the "Custodial Agreement"), for the sole and exclusive benefit of [name of transferee] subject to the terms of the Custodial Agreement by which [name of transferee] hereby agrees to be bound] [deliver such Purchased Mortgage Loans to [name] at [address]].

                                    [_____________________________]

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________
                                    Dated:____________________________

Agreed and Acknowledged:

THE FIRST NATIONAL BANK OF BOSTON,
Custodian

By:_______________________________
Name:_____________________________
Title:____________________________
Dated:____________________________

                                    EXHIBIT 9

                              FORM OF BAILEE LETTER

                                                            Date:_______________


[addressee]

Ladies and Gentlemen:

At the request of Industry Mortgage Company, L.P. (the "Seller"), Nomura Asset Capital Corporation (the "Buyer") has caused The First National Bank of Boston (the "Custodian"), as custodian of the mortgage loan documents pertaining to the mortgage loans described on the attached schedule (the "Mortgage Loans") for the benefit of the Buyer, to enclose herewith the original promissory notes in the aggregate original principal amount set forth in the attached schedule ("Mortgage Notes") evidencing the Mortgage Loans, along with other documents comprising the related files (the "Custodial Files"), for inspection by ________________ (the "Takeout Investor") prior to purchase pursuant to a commitment ("Commitment") to purchase such Mortgage Loans from the Seller for an amount at least equal to the release amounts set forth in the attached schedule. A 100% ownership interest in the Mortgage Loans and proceeds thereof has been conveyed to the Buyer in accordance with that certain Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans (the "Agreement"), dated as of December ___, 1995 between Seller and the Buyer.

The Custodial Files now delivered to the Takeout Investor are to be held by the Takeout Investor, as agent of Custodian (which holds the Custodial Files as a custodian, bailee and agent for the benefit of the Buyer) and subject only to the Buyer's direction and control until released as provided herein. Proceeds of the Mortgage Loans accepted for purchase must be remitted immediately, by wire transfer, upon settlement by the Takeout Investor, to the Buyer, in immediately available funds to: Mellon Bank, Account No. 109-2525, Acct. Name: NACC; ABA 043000261; Attn: John Lavanco; Re: *SELLER*. The Takeout Investor shall be responsible for making certain that all of the proceeds from the sale of the Mortgage Loans are received in accordance with the wire transfer instructions set forth above.

The Buyer has no obligation to release its ownership interest in the Mortgage Loans unless the Buyer receives the release amounts set forth in the attached schedule. Upon the Buyer's receipt of such amounts, its ownership interest in the related Mortgage Loans shall terminate without further action.

The Custodial Files together with all other related Mortgage Loan papers, documents and records held by the Takeout Investor which have been received by the Takeout Investor from either Custodian or Seller (the Custodial Files, together with such other papers, documents and records being hereinafter referred to as, the "Document Files") with respect to any Mortgage Loan that is not purchased must be returned immediately to Custodian at the address listed below. The Buyer reserves the right at any time, until the Mortgage Loans have been purchased by the Takeout Investor, to demand the return of the related Document Files to Custodian, and the Takeout Investor agrees to return to Custodian such Document Files if the Mortgage Loans are not purchased by the Takeout Investor immediately upon such demand by the Buyer. Notwithstanding the foregoing, the Takeout Investor shall return unpurchased Mortgage Loans to the Custodian no later than fourteen days after receipt thereof.

The undersigned Custodian executes this Bailee Letter solely for purposes of appointing the Takeout Investor its agent to hold the Custodial Files enclosed herewith in accordance with the terms of this Bailee Letter.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED HEREBY TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE CUSTODIAN ON BEHALF OF THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE ADDRESS BELOW; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

THE FIRST NATIONAL BANK OF BOSTON,
Custodian

By:_______________________________
Name:_____________________________
Title:____________________________
Dated:____________________________

Address for Redelivery of Document File:



ACKNOWLEDGMENT OF RECEIPT
[addressee]

By:_______________________________
Name:_____________________________
Title:____________________________
Dated:____________________________

                                   EXHIBIT 10

                             FORM OF SELLER RELEASE

Nomura Asset Capital Corporation
2 World Financial Center
Building B
New York, New York  10281
Facsimile No.:  (212) 667-1044
Attention:

          Re: Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December ___, 1995 ("Agreement"), between Nomura Asset Capital Corporation ("Buyer") and Industry Mortgage Company, L.P. ("Seller")

Dear Ladies and Gentlemen:

     In connection with a transaction under the above-referenced Agreement, the undersigned hereby confirms its release of all of its right, title and interest to, including any security interest in or lien on the mortgage loans referenced in the attached schedule ("Scheduled Mortgage Loans"), such release to be effective automatically without any further action by any party, upon payment by or on behalf of Buyer to Seller of the Purchase Price for the related Transaction. Until such payment, the Scheduled Mortgage Loans and all related Mortgage Files are to be held by you as bailee for Seller and, in the event that payment of the Purchase Price for the related Transaction is not made, returned to Seller or its designee upon written request therefor from Seller. We further confirm that there is no Warehouse Lender with respect to such mortgage loans.

     Capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Agreement.

                                    Very truly yours,

                                    INDUSTRY MORTGAGE COMPANY, L.P.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________
                                    Date:____________________________

                                   EXHIBIT 11

                    FORM OF WAREHOUSE LENDER'S RELEASE LETTER

                                                          (Date)

Nomura Asset Capital Corporation
2 World Financial Center
Building B, 21st Floor
New York, New York  10281-1198
Attention:
Facsimile No.:  (212) 667-1391

          Re: Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of December ___, 1995 ("Agreement"), between Nomura Asset Capital Corporation ("Buyer") and Industry Mortgage Company, L.P. ("Seller")

     Mortgage Loans ____________________

     The undersigned [as credit or collateral agent on behalf of ] hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loans referenced above ("Scheduled Mortgage Loans"), as may be further described in the attached schedule, such release to be effective automatically without any further action by any party upon payment for the account of Seller of $____________ in immediately available funds to account number __________ at
(Bank) for the account of Seller. Until such payment, the Scheduled Mortgage Loans and all related Mortgage Files are to be held by you as bailee for the undersigned and, in the event that payment of the Purchase Price for the related Transaction is not made, returned to the undersigned or its designee upon written request therefor from the undersigned.

                                    Very truly yours,

                                    [WAREHOUSE LENDER] [CREDIT OR
                                    COLLATERAL AGENT]

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

Copy to:

INDUSTRY MORTGAGE COMPANY, L.P.

Note: The above dollar amount should be EQUAL TO or LESS THAN the Purchase
Price.

                                   EXHIBIT 12

                            FORM OF NOTICE OF PAYMENT

                                             Today's Date:____________________

To: THE FIRST NATIONAL BANK OF BOSTON

Re: Notice of Purchased or Repurchased Mortgage Loans in accordance with Custodial Agreement dated as of December ___, 1995 (the "Agreement") among Industry Mortgage Company, L.P. ("Seller"), Nomura Asset Capital Corporation ("Buyer") and The First National Bank of Boston ("Custodian")

___ Notice to Custodian of receipt of the Repurchase Price for Purchased Mortgage Loans in the amount of $_______________ on _______________ (the
     "Repurchase Date"). The Purchased Mortgage Loans and Mortgage Loan documents related thereto to be released are specified on the attached listing to this Notice. Custodian is hereby instructed to release such Purchased Mortgage Loans and Mortgage Loan documents to Seller or its designee on the above-referenced Repurchase Date.

___ Notice to Custodian of receipt of the purchase price for Purchased Mortgage Loans in the amount of $_______________ on _______________ (the "Takeout
     Date"). The Purchased Mortgage Loans and Mortgage Loan documents related thereto to be released are specified on the attached listing to this Notice. Custodian is hereby instructed to release such Purchased Mortgage Loans and Mortgage Loan documents on the above-referenced Takeout Date.

     Capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Agreement.

                                    NOMURA ASSET CAPITAL CORPORATION

                                    By:_______________________________
                                    Title:____________________________

Acknowledgment:
Notice received on     , 199__.
THE FIRST NATIONAL BANK OF BOSTON

By:________________________________
Title:_____________________________

                               SCHEDULE TO NOTICE

                       Listing of Purchased Mortgage Loans

                                   EXHIBIT 13

                                  ESCROW LETTER

                              [Seller's Letterhead]

                                    [Date]

[Name and Address of Settlement Agent]

Attention _______________

            Re:   [Name of Mortgagor]
                  [Mortgage Loan No.]

Dear _______________:

     This letter shall constitute the escrow instructions for the closing of the above-referenced loan ("Loan") to be made by Industry Mortgage Company, L.P. ("Lender") to [Name of Borrower] ("Borrower") with funds thereof provided by Nomura Asset Capital Corporation ("NACC"). You are hereby notified that upon closing, the Loan will be subject to a first security interest of NACC pursuant to that certain Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of December _, 1995 between NACC and Lender.

     A.   You shall have in your possession with respect to each Loan:

          1. the original Mortgage Note given by Borrower to Lender in the amount set forth on the Mortgage Loan Schedule attached hereto;

          2. the original Mortgage given by Borrower to Lender and in form ready to be sent for recording;

          3. the original Assignment of Mortgage in blank from Lender, with assignee in blank, in form and substance acceptable for recording;

          4. the original fire and casualty insurance policy covering the Mortgaged Property as well as the original insurance against flood hazards if the Mortgaged Property is an area identified by the Federal Emergency Management Agency as having special flood hazards:

          5. an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan; and

          6. an attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, a copy of the preliminary title report, binder or commitment to insure certified by Seller to be true and correct, any of which shall contain no material exceptions.

     B. On or before the closing date of the Loan, you shall send an executed copy of this letter, via telecopier, to The First National Bank of Boston (the "Custodian"), Attn: _______________, which shall acknowledge that (i) you have received all of the documents referred to in paragraph A above and they do not contain any notations on their face which evidence any claims, liens, security interests, encumbrances or restrictions on transfer, (ii) all such documents have been properly executed and witnessed and the Mortgage Note and the Mortgage each bears an original signature or signatures of the person or persons named as the maker and mortgagor or grantor; (iii) the mortgage note, mortgage and assignments of mortgage are in proper recordable form; (iv) the information set forth on the attached mortgage loan schedule accurately reflects (A) the name of the mortgagor, (B) the address of the Mortgaged Property, (C) the interest rate on the Mortgage Note, (D) the original principal amount of the Mortgage Note, and (E) the maturity date of the Mortgage Note and (v) the original principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note and is no greater than the amount of insurance set forth in paragraphs A4 and A6 above. Upon receipt of this letter executed by you, Custodian will wire transfer the amount of $_______________ (the "Loan Proceeds") to your account (the "Escrow Account").

     C. Upon satisfaction of all the above requirements and upon instructions from the Custodian by telephone that all other requirements have been satisfied, you shall disburse the Loan Proceeds in accordance with the settlement statement attached hereto. Upon the disbursement of the Loan Proceeds and prior to the delivery of the documents to the Custodian, all of the documents listed in paragraph A above shall be held subject to the first priority security interest of NACC.

     D. All costs and expenses incurred in carrying out these instructions shall be borne by Borrower, and you shall not look to any other party for reimbursement of, or liability for, such costs and expenses. In this connection, you shall have obtained whatever assurances you deem necessary from the appropriate parties to firmly bind yourself to fully and completely carry out these escrow instructions.

     E. If for any reason the Loan Proceeds are funded by NACC and are not disbursed by you pursuant to these instructions within twenty-four hours of the scheduled closing date, you shall immediately return such funds via federal funds wire to Mellon Bank; Account No. 109-2525; Acct. Name: NACC; ABA 043000261; Attn: John Lavanco; Re: Industry Mortgage Company. If the closing of the Loan is delayed, and such delay is acceptable to NACC, it is understood by the Lender that interest shall accrue on the principal amount wired to the Escrow Account, at the interest rate specified in the note secured by the Mortgage, from the time such amount is received in the Escrow Account and Lender shall be liable for all such accrued interest.

                                    Sincerely,

                                    INDUSTRY MORTGAGE COMPANY, L.P.

                                    By:__________________________________

ACCEPTED AND AGREED TO

[Settlement Agent]

By:__________________________________

THE FIRST NATIONAL BANK OF BOSTON

By:__________________________________

                         ADDENDUM TO ESCROW INSTRUCTIONS

                                 Dated: __________, 199

Escrow #/Name:  ________________

Re:  INDUSTRY MORTGAGE COMPANY, L.P.

     The funds to be used for closing this transaction may be provided via wire transfer from The First National Bank of Boston ("Custodian") on behalf of Nomura Asset Capital Corporation ("Nomura").

     You are to hold the closing funds in trust for the Custodian for the benefit of Nomura until such time as the funds are disbursed in accordance with the escrow instructions. If the lien is not funded within two (2) business days of receipt of the funds, you are to return such funds via federal funds wire to Nomura as follows: Mellon Bank, Account No. 109-2525, Acct. Name: NACC; ABA 043000261; Attn: John Lavanco; Re: Industry Mortgage Company.

     Upon your receipt of the funds, you are to accept instructions regarding the use of the funds that are in conflict with the escrow instructions only in writing from The First National Bank of Boston as directed by Nomura. Upon the funding of the loan, all documents related thereto, including the mortgage note, shall be subject to the security interest of Nomura.

     This Addendum to Escrow Instructions shall be irrevocable and can only be modified with the express approval of Nomura.

Agreed and Acknowledged:

Name of Title Company/Closing Agent:    ___________________________________

Name of Escrow Officer:                 ___________________________________

Signature:                              ___________________________________

                                   EXHIBIT 14

                        FORM OF NOTICE OF PURCHASE PRICE

                                                     Today's Date:____________

To:  THE FIRST NATIONAL BANK OF BOSTON

Re: Notice of Purchase Price for Mortgage Loans in accordance with Custodial Agreement dated as of December __, 1995 (the "Agreement") among Industry Mortgage Company, L.P. ("Seller"), Nomura Asset Capital Corporation ("Buyer") and The First National Bank of Boston ("Custodian").

     Please be advised that upon Nomura's receipt of the Collateral Receipt executed by Custodian with respect to the Mortgage Loans listed on the attached Mortgage Loan Schedule, Nomura will purchase such Mortgage Loans for the Purchase Price of $__________. Please wire transfer in immediately available funds the Purchase Price to Seller. Nomura will fully reimburse Custodian in the amount of the Purchase Price set forth in the preceding sentence. To the extent any reimbursement occurs on any day other than the day of Custodian's disbursement, Nomura further agrees to pay Custodian interest on the amount to be at such rate as agreed between Nomura and Custodian. Nomura further agrees to reimburse Custodian for all costs and expenses suffered or incurred by Custodian in enforcement of its rights hereunder, including the reasonable fees and expenses of counsel.

     Capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Agreement.

                                    NOMURA ASSET CAPITAL CORPORATION

                                    By:___________________________________
                                    Title:________________________________

Acknowledgement:
Notice received on ____________, 199_

THE FIRST NATIONAL BANK OF BOSTON

By:___________________________________
Title:________________________________